Summary Prospectus
Touchstone Mid Cap Value Fund	January 30, 2016

Class A Ticker: TCVAX Class C Ticker: TMFCX
Class Y Ticker: TCVYX Institutional Class Ticker: TCVIX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 30, 2016, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

TOUCHSTONE MID CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 86 and in the Fund’s Statement of Additional Information (“SAI”) on page 68.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%	0.81%	0.81%	0.81%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.60%	1.02%	0.32%	0.22%
Total Annual Fund Operating Expenses	1.66%	2.83%	1.13%	1.03%
Fee Waiver and/or Expense Reimbursement(1)	(0.39)%	(0.81)%	(0.11)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.27%(2)	2.02%(2)	1.02%(2)	0.89%
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(1)Touchstone Advisors, Inc. and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.27%, 2.02%, 1.02%, and 0.89% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2017, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of

Touchstone Mid Cap Value Fund

up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.
(2)Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement differ from the ratio of net expenses to average net assets shown in the annual report for the fiscal year ended September 30, 2015 due to a contractual change in the expense limitation agreement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$697	$305	$104	$91	$205
3 Years	$1,032	$801	$348	$314	$801
5 Years	$1,391	$1,422	$612	$555	$1,422
10 Years	$2,397	$3,099	$1,365	$1,247	$3,099

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap® Index (between $381 million and $30.429 billion as of December 31, 2015) at the time of purchase.  The size of the companies in the Russell Midcap® Index will change with market conditions.

The sub-advisor, LMCG Investments, LLC (“LMCG” or “Sub-Advisor”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value.  In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid-cap securities.  In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations.  The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position.  LMCG generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap® Value Index, except for the financial sector, which may be underweighted by up to 15%.  The Fund will hold approximately 60 to 80 securities.  LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Touchstone Mid Cap Value Fund

•
Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Value Investing Risk: Value investing presents the risk that the Fund's security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during certain periods.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of mid cap equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years and since inception compare with the Russell Midcap® Value Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Value Fund — Class A Shares Total Return as of December 31

Best Quarter: Fourth Quarter 2011 14.14% Worst Quarter:  Third Quarter 2011 (20.13)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Touchstone Mid Cap Value Fund

Average Annual Total Returns
For the period ended December 31, 2015

	1 Year	5 Years	Since Inception (9-30-09)
Touchstone Mid Cap Value Fund — Class A
Return Before Taxes	(7.87)%	7.94%	11.39%
Return After Taxes on Distributions	(9.38)%	6.33%	9.97%
Return After Taxes on Distributions and Sale of Fund Shares	(3.37)%	5.88%	8.85%
Touchstone Mid Cap Value Fund — Class C
Return Before Taxes	(3.92)%	8.42%	11.62%
Touchstone Mid Cap Value Fund — Class Y
Return Before Taxes	(2.07)%	9.50%	12.74%
Touchstone Mid Cap Value Fund — Institutional Class
Return Before Taxes	(1.88)%	9.67%	12.91%
Russell MidCap® Value Index (reflects no deductions for fees, expenses or taxes)	(4.78)%	11.25%	13.75%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
LMCG Investments, LLC	R. Todd Vingers, CFA	Since 2014	Portfolio Manager
	Jay Willadsen, CFA	Since 2014	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and C shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or

Touchstone Mid Cap Value Fund

financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to pay dividends and make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-advantaged account may, however, be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-56-TFGT-TCVAX-1601

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